UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   July 3, 2007 (June 28, 2007)

HERSHA HOSPITALITY TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-14765	251811499
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

510 Walnut Street, 9th Floor
Philadelphia, Pennsylvania 19106
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (215) 238-1046

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 28, 2007, Hersha Hospitality Trust (“Hersha”) entered into amended and restated employment agreements  (individually, an “Agreement” collectively, the “Agreements”) with Hasu P. Shah (Chairman of the Board of Trustees), Jay H. Shah (Chief Executive Officer), Neil H. Shah (President and Chief Operating Officer), Ashish R. Parikh (Chief Financial Officer) and Michael R. Gillespie (Chief Accounting Officer)  (individually, an “Executive” and collectively, the “Executives”).  These Agreements supercede all prior employment agreements between each Executive and the Company.

The material terms of the amendment to the Agreements provide that the Executive shall be entitled to indemnification by Hersha if any payment or benefit provided under the Agreement or any other plan or agreement with Hersha constitutes a “parachute payment” as defined in the Internal Revenue Code of 1986 (the “Code”), and the Executive incurs a liability under the Code.  The amount payable to the Executive will be the amount required to indemnify the Executive and hold him harmless from the application of Code Sections 280G and 4999 with respect to benefits, payments, accelerated vesting and exercisability and other rights under the Agreement or otherwise, and any income, employment, hospitalization, excise and other taxes attributable to the indemnification payment.

All other material terms of the Agreements remain unchanged. The preceding description of the material amendment to the Agreements is qualified in its entirety by reference to the terms of the actual Agreements, which are attached hereto as Exhibit 10.1 through Exhibit 10.5 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit 10.1	Amended and Restated Employment Agreement, dated June 28, 2007, by and between the Company and Hasu P. Shah.

Exhibit 10.2	Amended and Restated Employment Agreement, dated June 28, 2007, by and between the Company and Jay H. Shah.

Exhibit 10.3	Amended and Restated Employment Agreement, dated June 28, 2007, by and between the Company and Neil H. Shah.

Exhibit 10.4	Amended and Restated Employment Agreement, dated June 28, 2007 by and between the Company and Ashish R. Parikh.

Exhibit 10.5	Amended and Restated Employment Agreement, dated June 28, 2007 by and between the Company and Micheal R. Gillespie.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HERSHA HOSPITALITY TRUST

Date: July 3, 2007	By:	/s/ Ashish R. Parikh
Ashish R. Parikh
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

Exhibit 10.1	Amended and Restated Employment Agreement, dated June 28, 2007, by and between the Company and Hasu P. Shah.

Exhibit 10.2	Amended and Restated Employment Agreement, dated June 28, 2007, by and between the Company and Jay H. Shah.

Exhibit 10.3	Amended and Restated Employment Agreement, dated June 28, 2007, by and between the Company and Neil H. Shah.

Exhibit 10.4	Amended and Restated Employment Agreement, dated June 28, 2007 by and between the Company and Ashish R. Parikh.

Exhibit 10.5	Amended and Restated Employment Agreement, dated June 28, 2007 by and between the Company and Micheal R. Gillespie.